Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Income Taxes
Loss before income taxes	$ (282,798)	$ (244,437)	$ (191,795)
Tax expense (recovery) based on statutory rate of 27.0%	(75,000)	(66,000)	(52,000)
Permanent differences	(478,000)	824,000	(84,000)
Loss before income taxes net	(553,000)	758,000	(136,000)
Changes in unrecognized deferred tax assets	553,000	(758,000)	136,000
Total income tax expense	$ 0	$ 0	$ 0